                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                              September 21, 2000


                           PRENTISS PROPERTIES TRUST
              (Exact Name of Registrant as Specified in Charter)


      Maryland                           1-14516                 75-2661588
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)



          3890 West Northwest Highway, Suite 400, Dallas, Texas 75220
                    (Address of Principal Executive Office)


                                (214) 654-0886
             (Registrant's telephone number, including area code)



                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

     On September 21, 2000, Prentiss Properties Trust, a Maryland real estate investment trust ("Prentiss" or the "Company"), Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership of which Prentiss (through a wholly-owned direct subsidiary) is the sole general partner ("Prentiss Partnership"), Mack-Cali Realty Corporation, a Maryland corporation ("Mack-Cali") and Mack-Cali Realty, L.P., a Delaware limited partnership of which Mack-Cali is the sole general partner ("Mack-Cali Partnership"), entered into a Termination and Release Agreement (the "Termination Agreement"). The Termination Agreement provides for termination of the Agreement and Plan of Merger (the "Merger Agreement") among the parties dated June 27, 2000.

     Under the terms of the Termination Agreement, Mack-Cali will deposit $25,000,000 in escrow for the benefit of Prentiss pursuant to an Escrow Agreement, dated as of September 21, 2000 (the "Escrow Agreement"). The Escrow Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference.

     In addition, Prentiss Partnership and Mack-Cali Texas Property L.P., a Texas limited partnership ("Mack-Cali Texas"), entered into a Purchase and Sale Contract dated September 21, 2000 (the "Purchase and Sale Contract") pursuant to which Mack-Cali Texas will sell and Prentiss Partnership will purchase the Cielo Center in Austin, Texas for a purchase price of $47,175,000. The Purchase and Sale Contract is filed herewith as Exhibit 10.3 and incorporated herein by reference.

     A description of the foregoing transactions is contained in the September 22, 2000 press release by the Company, filed herewith as Exhibit 99.1 and incorporated herein by reference. The Termination Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 7.  Financial Statements And Exhibits.


         (c)    Exhibits

                  *10.1 Termination and Release Agreement, dated as of September 21, 2000, by and among Prentiss Properties Trust, Prentiss Properties Acquisition Partners, L.P., Mack-Cali Realty Corporation and Mack-Cali Realty, L.P.

                  *10.2 Escrow Agreement, dated as of September 21, 2000, by and among Prentiss Properties Trust, Prentiss Properties Acquisition Partners, L.P., Mack-Cali Realty Corporation and Mack-Cali Realty, L.P. and Chicago Title Insurance Company, as escrow agent.

                  *10.3 Purchase and Sale Contract, dated as of September 21, 2000, by and among Mack-Cali Texas Property L.P. and Prentiss Properties Acquisition Partners, L.P.

                  *99.1    Press Release, dated September 22, 2000.

______________
  * Filed herewith

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 22, 2000        PRENTISS PROPERTIES TRUST


                                  /s/ Thomas P. Simon
                                  ______________________________________________
                                  Thomas P. Simon
                                  (Senior Vice President and Chief Accounting
                                    Officer)

                               INDEX TO EXHIBITS

*10.1 Termination and Release Agreement, dated as of September 21, 2000, by and among Prentiss Properties Trust, Prentiss Properties Acquisition Partners, L.P., Mack-Cali Realty Corporation and Mack-Cali Realty, L.P.

*10.2 Escrow Agreement, dated as of September 21, 2000, by and among Prentiss Properties Trust, Prentiss Properties Acquisition Partners, L.P., Mack-Cali Realty Corporation and Mack-Cali Realty, L.P. and Chicago Title Insurance Company, as escrow agent.

*10.3 Purchase and Sale Contract, dated as of September 21, 2000, by and among Mack-Cali Texas Property L.P. and Prentiss Properties Acquisition Partners, L.P.

*99.1     Press Release, dated September 22, 2000.

______________
* Filed herewith